Filed Pursuant to Rule 497
File Nos 333-152915 & 811-22227

IndexIQ ETF Trust

(the “Trust”)

Supplement dated March 24, 2014

to the Prospectus dated August 28, 2013

IQ Hedge Multi-Strategy Tracker ETF

IQ Hedge Macro Tracker ETF

IQ Hedge Market Neutral Tracker ETF

On pages 5, 12 and 18 of the Prospectus, the following new paragraph is added after the second paragraph under “Principal Investment Strategies”:

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

On pages 7, 13 and 19 of the Prospectus, the following paragraphs are added prior to “Exchange Traded Vehicle Risk”:

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Short Sales Risk

Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

On page 21 of the Prospectus, the fourth and fifth sentences of the first paragraph under the heading “Additional Description of the Principal Strategies of the Funds” shall be deleted and replaced in their entirety by the following sentence:

The Funds may also invest in futures contracts, swap agreements, forward contracts, reverse repurchase agreements, options on securities, indices and futures contracts, and other financial instruments (collectively, “Financial Instruments”).

On page 21 of the Prospectus, the last sentence of the fourth paragraph under the heading “Additional Description of the Principal Strategies of the Funds” shall be deleted in its entirety.

On page 23 of the Prospectus, the following paragraphs are added prior to “Exchange Traded Vehicle Risk:”

Long/Short Risk

Each Fund seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Short Sales Risk

Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

On page 30 of the Prospectus, the second paragraph shall be deleted and replaced in its entirety by the following sentence:

The Funds may invest directly in fixed income securities rather than investing in ETFs and ETVs that hold fixed income securities. In such event, the Funds will be exposed to the same risks as the ETFs and ETVs that hold fixed income securities. See “Risk of Underlying ETFs.”

Investors Should Retain This Supplement for Future Reference